UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04656

ELLSWORTH GROWTH AND INCOME FUND LTD.
(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308
(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore
ELLSWORTH GROWTH AND INCOME FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960-7308
(Name and address of agent for service)

Copy to:
Steven B. King, Esq.
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

Ellsworth Growth and
Income Fund Ltd.

2015 Semi-Annual Report
March 31, 2015

2015 Semi-Annual Report
March 31, 2015

Ellsworth Growth and Income Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through March 31, 2015 with dividends reinvested

	Calendar		Annualized			10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility *
Ellsworth market price	1.81%	8.81%	10.82%	9.50%	7.26%	15.24%
Ellsworth net asset value	2.02	7.98	11.54	10.17	7.06	12.25
Bank of America Merrill Lynch All
U.S. Convertibles Index	3.02	8.07	13.67	11.15	7.94	12.47
Barclays Balanced U.S.
Convertibles Index	2.62	2.98	9.49	8.93	NA	NA
S&P 500® Index	0.95	12.70	16.08	14.44	8.00	15.05

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service. Barclays Balanced U.S. Convertibles Index performance is from Barclays Capital.

Ellsworth’s net asset value performance in the table above has not been adjusted for expenses. Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price (NYSE MKT symbol: ECF)

	Net Asset Values			Market Prices
Qtr. Ended	High	Low	Close	High	Low	Close
6/30/14	$10.53	$9.88	$10.53	$8.84	$8.33	$8.83
9/30/14	10.64	10.28	10.29	8.96	8.61	8.65
12/31/14	10.37	9.78	10.19	8.71	7.81	8.71
3/31/15	10.44	9.99	10.27	8.85	8.25	8.76

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Return of Capital	Total
5/15/14	5/29/14	$0.0600	—	—	$0.0600
8/14/14	8/28/14	0.0600	—	—	0.0600
10/31/14	11/26/14	0.0380	$0.312	—	0.3500
2/12/15	2/26/15	0.0962	—	$0.0113	0.1075
		$0.2542	$0.312	$0.0113	$0.5775

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To Our Shareholders

May 8, 2015

Ellsworth Growth and Income Fund Ltd. is off to a great start in 2015, building on our outstanding year in calendar 2014, in which we outperformed all of our closed-end convertible fund peers. Return on Ellsworth’s market price, with dividends reinvested, was 5.29% for the calendar year-to-date ended April 30, 2015, compared to 1.92% for the S&P 500® over the same period. In addition, we have paid and/or declared distributions of 21.6 cents within this time frame, under our previously announced minimum distribution policy. We have also continued our share repurchase program which we calculate has added 7 cents of Net Asset Value (NAV) per share for fiscal year-to-date through the end of April. The Fund’s discount to NAV has steadily decreased over this time, we believe in recognition of our efforts to benefit shareholders.

Looking at the portfolio, we feel that we are well positioned. We have increased diversification and yield with our common holdings, while maintaining a core portfolio that we believe should have strong total return characteristics regardless of the market environment. Our method of reduced volatility equity investing should participate if the market continues up, and should outperform in a flat or down environment.

Performance for Ellsworth’s second fiscal quarter ended March 31, 2015 was enhanced by exposure to the Health Care and Consumer Discretionary sectors. Performance was held back by the Fund’s exposure to the Energy and Information Technology sectors. The Fund’s largest sector exposures as of March 31, 2015 were in Information Technology (22.9%), Health Care (22.2%), and Financials (17.2%).

The net assets of the Fund at March 31, 2015 consisted of 48.6% cash-pay convertible bonds and notes, 32.6% common stock, 10.4% mandatory convertible issues, and 7.8% convertible preferred stock. At that date, the bonds had an average current annual yield of 2.19%; the common shares, 3.49%; the mandatory convertible securities, 5.55%; and the preferred shares, 6.41%. The Fund’s convertible securities holdings at March 31, 2015 had a median premium-to-conversion value of 19.7%. We calculate that equities and equity-sensitive convertible issues at that date made up 59% of the Fund’s portfolio, with credit-sensitive issues accounting for 10% of the Fund’s portfolio, and total-return convertible issues at 31%.

As previously reported, the Board of Trustees of the Fund authorized a share repurchase program of up to 7% of the outstanding shares of the Fund as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares. As of May 8, 2015, the Fund had purchased 410,147 shares (approximately 3% of the number of outstanding shares at the start of the program).

continued on the following page

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To Our Shareholders (continued)

The results of the 2015 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your participation and support. At its April meeting, the Board of Trustees of the Fund declared a distribution of $0.1085 per share, consisting of net investment income of $0.0541 and a return of capital of $0.0544. The distribution is payable on May 28, 2015 to shareholders of record on May 14, 2015.

Portfolio Managers:

Thomas H. Dinsmore
Jane D. O’Keeffe
James A. Dinsmore

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Large Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Gilead Sciences, Inc.	$3,017,004	2.2%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

AT&T Inc.	2,285,500	1.7
AT&T is a provider of telecommunications services in the U.S. and worldwide. These include wireless communications, local exchange services, long-distance services, data/broadband and Internet services, and video services.

Mylan Inc.	2,225,312	1.7
Mylan and its subsidiaries comprise a global pharmaceutical company that develops, licenses, manufactures, markets and distributes generic, brand and branded generic pharmaceutical products and active pharmaceutical ingredients (API).

Equinix, Inc.	2,168,906	1.6
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Hawaiian Holdings, Inc.	2,125,781	1.6
Hawaiian Holdings is a holding company whose primary asset is the sole ownership of all issued and outstanding shares of common stock of Hawaiian Airlines, Inc., which is engaged in the scheduled air transportation of passengers and cargo amongst the Hawaiian Islands, between the islands and certain cities in the United States, and between the islands and the South Pacific, Australia and Asia.

Molina Healthcare Inc.	2,109,375	1.6
Molina provides Medicaid-related solutions to meet the health care needs of families and individuals and to assist state agencies in their administration of the Medicaid program. The company derives its revenues primarily from health insurance premiums and service revenues.

Actavis plc	2,024,000	1.5
Actavis is a global, integrated specialty pharmaceutical company. The company is focused on developing, manufacturing and distributing generic, brand and biosimilar products. The company produces and markets generic, branded generic, branded and over-the-counter (OTC) pharmaceutical products covering all therapeutic classes.

The Priceline Group Inc.	2,009,062	1.5
Priceline is an online travel company that offers its customers hotel room reservations at over 295,000 hotels worldwide through the Booking.com, priceline.com and Agoda brands. In the United States, it also offers its customers reservations for car rentals, airline tickets, vacation packages, destination services and cruises through the priceline.com brand.

Total	$17,964,940	13.4%

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Major Industry Exposure
% Total Net Assets
Pharmaceuticals	10.0%
Biotechnology	8.5
Software	8.4
Real Estate Investment Trusts	6.8
Semiconductors & Semiconductor Equipment	6.2
Oil, Gas & Consumable Fuels	5.2
Diversified Telecommunication Services	4.2
Food Products	4.1
Internet Software & Services	3.9
Wireless Telecommunication Services	3.5
Total	60.8%

Major Portfolio Changes by underlying common stock

Six months ended March 31, 2015

Additions	Reductions
Actavis plc	American Realty Capital

ANI Pharmaceuticals, Inc.	Bristow Group Inc.

Blucora, Inc.	Chart Industries, Inc.

Cheniere Energy, Inc.	Chiquita Brands International

Chevron Corp.	Cubist Pharmaceuticals, Inc.

Citigroup Inc.	FXCM Inc.

Global Eagle Entertainment Inc.	Genesee & Wyoming, Inc.

Horizon Pharma plc	Gilead Sciences, Inc.

IGI Laboratories, Inc.	Illumina, Inc.

inContact, Inc.	Kaiser Aluminum Corp.

Isis Pharmaceuticals, Inc.	Liberty Media Corp.

Jazz Pharmaceuticals plc	Nuance Communications, Inc.

Kindred Healthcare, Inc.	Post Holdings, Inc.

Quidel Corp.	RTI International Metals, Inc.

SunEdison, Inc.	Salix Pharmaceuticals, Ltd.

Unilever N.V.	United Technologies Corp.

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Portfolio of Investments March 31, 2015 (unaudited)

	Principal Amount	Value (Note 1)
Convertible Bonds and Notes - 48.6%

Airlines - 1.6%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BB)	$750,000	$2,125,781

Automobiles - 0.1%
Tesla Motors, Inc., 1.25%, Due 3/1/21, (BBB)	200,000	168,500

Biotechnology - 7.5%
Array BioPharma Inc., 3.00%, Due 6/1/20, (BB)	250,000	315,156
Cepheid, 1.25%, Due 2/1/21, (A)	800,000	891,500
Emergent BioSolutions Inc., 2.875%, Due 1/15/21, (A)	800,000	926,500
Exelixis, Inc., 4.25%, Due 8/15/19, (B)	250,000	191,562
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	700,000	3,017,004
Incyte Corp., 1.25%, Due 11/15/20, (BBB)	1,000,000	1,860,625
Isis Pharmaceuticals, Inc., 1.00%, Due 11/15/21, (BBB) (1)	1,000,000	1,166,250
OPKO Health Inc., 3.00%, Due 2/1/33, (A)	200,000	418,875
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (AA)	250,000	1,342,188
		10,129,660

Communications Equipment - 0.5%
Oclaro, Inc., 6.00%, Due 2/15/20, (BB) (1)	500,000	611,562

Consumer Finance - 0.8%
Encore Capital Group, Inc., 3.00%, Due 7/1/20, (A)	1,000,000	1,082,500

Diversified Consumer Services - 0.9%
Carriage Services, Inc., 2.75%, Due 3/15/21, (A)	1,000,000	1,202,505

Diversified Telecommunication Services - 1.2%
Alaska Communications Systems Group, Inc., 6.25%, Due 5/1/18, (BB)	1,000,000	985,625
inContact, Inc., 2.50%, Due 4/1/22, (NR) (1)	575,000	605,188
		1,590,813

Electrical Equipment - 0.5%
SolarCity Corp., 2.75%, Due 11/1/18, (BB)	250,000	262,500
SolarCity Corp., 1.625%, Due 11/1/19, (BB)	500,000	445,000
		707,500

Electronic Equipment & Instruments - 0.7%
InvenSense, Inc., 1.75%, Due 11/1/18, (BBB)	1,000,000	975,000

Health Care Equipment & Supplies - 0.4%
Quidel Corp., 3.25%, Due 12/15/20, (BBB)	500,000	545,000

Health Care Providers & Services - 1.6%
Molina Healthcare Inc., 1.125%, Due 1/15/20, (A)	1,250,000	2,109,375

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Portfolio of Investments March 31, 2015 (continued)

	Principal Amount	Value (Note 1)
Convertible Bonds and Notes - continued

Household Durables - 1.3%
Jarden Corp., 1.875%, Due 9/15/18, (BB)	$500,000	$859,062
Jarden Corp., 1.125%, Due 3/15/34, (BB)	750,000	893,475
		1,752,537

Internet & Catalog Retail - 1.5%
The Priceline Group Inc., 1.00%, Due 3/15/18, (BBB)	1,500,000	2,009,062

Internet Software & Services - 3.9%
Blucora, Inc., 4.25%, Due 4/1/19, (BBB) (1)	1,000,000	934,375
Equinix, Inc., 4.75%, Due 6/15/16, (B)	750,000	2,168,906
Monster Worldwide, Inc., 3.50%, Due 10/15/19, (BBB) (1)	625,000	852,734
Web.com Group, Inc., 1.00%, Due 8/15/18, (BBB)	1,375,000	1,273,594
		5,229,609

IT Services - 0.9%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A)	900,000	1,227,938

Life Sciences Tools & Services - 0.8%
Illumina, Inc., 0.25%, Due 3/15/16, (A)	500,000	1,106,565

Media - 0.8%
Global Eagle Entertainment Inc., 2.75%, Due 2/15/35, (BBB)	1,125,000	1,105,312

Metals & Mining - 0.2%
A.M. Castle & Co., 7.00%, Due 12/15/17, (B)	400,000	268,000

Oil, Gas & Consumable Fuels - 1.4%
Cheniere Energy, Inc., 4.25%, Due 3/15/45, (BBB)	1,500,000	1,242,150
Clean Energy Fuels Corp., 5.25%, Due 10/1/18, (BB)	500,000	365,625
Goodrich Petroleum Corp., 5.00%, Due 10/1/32, (CCC)	517,000	272,071
		1,879,846

Personal Products - 0.6%
IGI Laboratories, Inc., 3.75%, Due 12/15/19, (BB) (1)	750,000	751,875

Pharmaceuticals - 3.9%
ANI Pharmaceuticals, Inc., 3.00%, Due 12/1/19, (BBB)	500,000	576,875
Depomed, Inc., 2.50%, Due 9/1/21, (BBB)	300,000	397,312
Horizon Pharma Investment Ltd., 2.50%, Due 3/15/22, (NR) (1)
(guaranteed by and cv. into Horizon Pharma plc ordinary shares)	750,000	878,906
Jazz Investments I Ltd., 1.875%, Due 8/15/21, (B) (1)
(guaranteed by and cv. into Jazz Pharmaceuticals plc ordinary shares)	710,000	829,812
Mylan Inc., 3.75%, Due 9/15/15, (BBB)	500,000	2,225,312
The Medicines Co., 2.50%, Due 1/15/22, (BBB) (1)	250,000	270,469
		5,178,686

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Portfolio of Investments March 31, 2015 (continued)

	Principal Amount	Value (Note 1)
Convertible Bonds and Notes - continued

Real Estate Investment Trusts - 1.5%
Colony Financial, Inc., 5.00%, Due 4/15/23, (A)	$1,000,000	$1,130,000
RAIT Financial Trust, 4.00%, Due 10/1/33, (BBB)	500,000	428,750
Spirit Realty Capital, Inc., 3.75%, Due 5/15/21, (AA)	500,000	500,628
		2,059,378

Real Estate Management & Development - 0.9%
Forest City Enterprises, Inc., 3.625%, Due 8/15/20, (B)	1,000,000	1,165,000

Semiconductors & Semiconductor Equipment - 5.3%
GT Advanced Technologies Inc., 3.00%, Due 12/15/20, (BB) (2)	600,000	195,000
JinkoSolar Holding Co., Ltd., 4.00%, Due 2/1/19, (BB)	500,000	468,438
Microchip Technology Inc., 1.625%, Due 2/15/25, (BB) (1)	500,000	521,562
Micron Technology, Inc., 3.00%, Due 11/15/43, (BB)	1,750,000	1,943,594
Photronics, Inc., 3.25%, Due 4/1/16, (A)	500,000	520,000
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (BBB)	500,000	532,812
Spansion LLC, 2.00%, Due 9/1/20, (BBB)	300,000	753,750
SunEdison, Inc., 2.375%, Due 4/15/22, (BB) (1)	1,000,000	1,177,500
SunPower Corp., 0.875%, Due 6/1/21, (BBB)	1,000,000	971,250
		7,083,906

Software - 7.5%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17, (A)	750,000	832,031
EnerNOC, Inc., 2.25%, Due 8/15/19, (BBB) (1)	1,000,000	738,750
Mentor Graphics Corp., 4.00%, Due 4/1/31, (A)	1,250,000	1,565,625
MercadoLibre, Inc., 2.25%, Due 7/1/19, (A)	500,000	584,375
NQ Mobile Inc., 4.00%, Due 10/15/18, (BB)	500,000	337,500
Proofpoint, Inc., 1.25%, Due 12/15/18, (A)	650,000	1,038,781
PROS Holdings, Inc., 2.00%, Due 12/1/19, (BBB) (1)	500,000	516,250
Synchronoss Technologies, Inc., 0.75%, Due 8/15/19, (A)	750,000	869,531
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (BBB)	500,000	705,000
TeleCommunication Systems, Inc., 7.75%, Due 6/30/18, (BBB)	1,000,000	965,000
TiVo Inc., 2.00%, Due 10/1/21, (A)	500,000	470,312
Verint Systems Inc., 1.50%, Due 6/1/21, (B)	1,250,000	1,460,938
		10,084,093

Technology, Hardware & Storage - 0.4%
Violin Memory, Inc., 4.25%, Due 10/1/19, (BB)	500,000	483,750

Textiles, Apparel & Luxury Goods - 1.2%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A)	750,000	877,031
Iconix Brand Group, Inc., 1.50%, Due 3/15/18, (A)	560,000	667,800
		1,544,831

Trading Companies & Distributors - 0.7%
Kaman Corp., 3.25%, Due 11/15/17, (A)	750,000	995,625

Total Convertible Bonds and Notes		65,174,209

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Portfolio of Investments March 31, 2015 (continued)

	Shares	Value (Note 1)
Convertible Preferred Stock - 7.8%

Commercial Banks - 1.7%
Huntington Bancshares, Inc., 8.50%, (BB)	1,250	$1,693,750
Wells Fargo & Co., 7.50%, (BBB)	500	611,500
		2,305,250

Diversified Financial Services - 1.0%
Bank of America Corp., 7.25%, (BB)	1,200	1,388,400

Food Products - 0.6%
Bunge Ltd., 4.875%, (BB)	7,500	783,750

Machinery - 0.9%
Stanley Black & Decker, Inc., 6.25%, (BBB)	10,000	1,133,800

Oil, Gas & Consumable Fuels - 1.1%
Chesapeake Energy Corp., 5.75%, (B)	1,550	1,377,268
Halcon Resources Corp., 5.75%, (CCC)	500	145,000
		1,522,268

Real Estate Investment Trusts - 1.0%
Health Care REIT, Inc., 6.50%, (BB)	20,000	1,343,200

Specialty Retail - 0.6%
Amerivon Holdings LLC, 4.00%, (NR) (1,3,4)	666,024	763,605
Amerivon Holdings LLC, common equity units, (NR) (1,3,4)	272,728	16,364
		779,969

Thrift & Mortgage Finance - 0.9%
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,218,000

Total Convertible Preferred Stock		10,474,637

Mandatory Convertible Securities - 10.4%

Aerospace & Defense - 0.9%
United Technologies Corp., 7.50%, Due 8/1/15, (BBB)	20,000	1,230,800

Automobiles - 0.5%
Fiat Chrysler Automobiles N.V., 7.875%, Due 12/15/16, (B)	5,000	688,850

Biotechnology - 1.0%
AmSurg Corp., 5.25%, Due 7/1/17, (B)	10,500	1,307,145

Electric Utilities - 1.2%
NextEra Energy, Inc., 5.799%, Due 9/1/16, (NR)	30,000	1,672,500

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Portfolio of Investments March 31, 2015 (continued)

	Shares	Value (Note 1)
Mandatory Convertible Securities - continued

Food Products - 0.7%
Tyson Foods, Inc., 4.75%, Due 7/15/17, (BBB)	20,000	$969,600

Health Care Providers & Services - 0.9%
Kindred Healthcare, Inc., 7.50%, Due 11/19/17, (B)	1,000	1,179,650

Insurance - 0.9%
Maiden Holdings, Ltd., 7.25%, Due 9/15/16, (NR)	22,500	1,190,925

Multi-Utilities - 1.1%
Dominion Resources, Inc., 6.125%, Due 4/1/16, (BBB)	12,500	702,000
Dominion Resources, Inc., 6.00%, Due 7/1/16, (BBB)	12,500	705,000
		1,407,000

Pharmaceuticals - 1.5%
Actavis plc, 5.50%, Due 3/1/18, (NR)	2,000	2,024,000

Real Estate Investment Trusts - 1.2%
Weyerhaeuser Co., 6.375%, Due 7/1/16, (BBB)	30,000	1,646,700

Wireless Telecommunication Services - 0.5%
T-Mobile US, Inc., 5.50%, Due 12/15/17, (NR)	10,000	586,600

Total Mandatory Convertible Securities (5)		13,903,770

Common Stock - 32.6%

Automobiles - 1.2%
Ford Motor Co.	100,000	1,614,000

Capital Markets - 0.9%
BlackRock Capital Investment Corp.	131,034	1,187,168

Commercial Banks - 0.9%
Wells Fargo & Co.	22,200	1,207,680

Diversified Financial Services - 1.1%
Citigroup Inc.	29,546	1,522,210

Diversified Telecommunication Services - 3.0%
AT&T Inc.	70,000	2,285,500
Verizon Communications Inc.	35,260	1,714,694
		4,000,194

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Portfolio of Investments March 31, 2015 (continued)

	Shares	Value (Note 1)
Common Stock - continued

Energy Equipment & Services - 1.1%
Chevron Corp.	14,000	$1,469,720

Food Products - 2.8%
B&G Foods, Inc.	35,000	1,030,050
ConAgra Foods, Inc.	45,000	1,643,850
Unilever N.V. (ADR)	24,000	1,002,240
		3,676,140

Household Products - 1.3%
Church & Dwight Co., Inc.	20,000	1,708,400

Industrial Conglomerates - 0.9%
General Electric Co.	50,000	1,240,500

Insurance - 1.2%
AmTrust Financial Services, Inc.	10,055	572,984
MetLife, Inc.	20,175	1,019,846
		1,592,830

Media - 1.2%
Walt Disney Co.	15,000	1,573,350

Oil, Gas & Consumable Fuels - 2.7%
ConocoPhillips	26,782	1,667,447
Halcon Resources Corp. (6)	3,707	5,709
Kinder Morgan, Inc.	45,000	1,892,700
		3,565,856

Pharmaceuticals - 4.6%
AbbVie Inc.	25,000	1,463,500
Eli Lilly & Co.	15,000	1,089,750
Merck & Co., Inc.	22,651	1,301,979
Pfizer Inc.	40,000	1,391,600
Roche Holdings Ltd. (ADR)	27,500	945,450
		6,192,279

Real Estate Investment Trusts - 3.1%
American Tower Corp.	15,000	1,412,250
Crown Castle International Corp.	16,100	1,328,894
Invesco Mortgage Capital Inc.	58,700	911,611
Lexington Realty Trust	55,000	540,650
		4,193,405

Semiconductors & Semiconductor Equipment - 0.9%
Intel Corp.	40,000	1,250,800

Software - 0.9%
Microsoft Corp.	28,600	1,162,733

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Portfolio of Investments March 31, 2015 (continued)

	Shares	Value (Note 1)
Common Stock - continued

Technology, Hardware & Storage - 1.8%
EMC Corp.	70,000	$1,789,200
Stratasys Ltd. (6)	12,000	633,360
		2,422,560

Wireless Telecommunication Services - 3.0%
SBA Communications Corp. (6)	20,500	2,400,550
Vodafone Group plc (ADR)	50,909	1,663,711
		4,064,261

Total Common Stock		43,644,086

Total Convertible Bonds and Notes - 48.6%		$65,174,209
Total Convertible Preferred Stock - 7.8%		10,474,637
Total Mandatory Convertible Securities - 10.4%		13,903,770
Total Common Stock - 32.6%		43,644,086
Total Investments - 99.4%		133,196,702

Other Assets and Liabilities, Net - 0.6%		815,063
Total Net Assets - 100.0%		$134,011,765

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at March 31, 2015 was $10,635,202, which represented 7.9% of the Fund’s net assets.

(2)	Company filed for bankruptcy and is in default.

(3)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $779,969 at March 31, 2015, which represented 0.6% of the Fund’s net assets.

(4)	Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of March 31, 2015, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets
Amerivon Holdings LLC series A cv. pfd.	April 1, 2010	666,024	$1,500,000	$1.147	$763,605	0.57%
Amerivon Holdings LLC common equity units	April 1, 2010	272,728	0	0.060	16,364	0.01%

continued

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Portfolio of Investments March 31, 2015 (continued)

(5)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(6)	Non-income producing security.

ADR = American Depositary Receipt.

Portfolio Ratings:

Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).

Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).

Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or -that might apply).

Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings *

% of
Portfolio
AAA	0
AA	2
A	24
BBB	32
BB	21
B	12
CCC & below	0
Not Rated	9

* Excludes equity securities and cash.

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Statement of Assets and Liabilities (unaudited)

March 31, 2015
Assets:
Investments at value (cost $114,325,911) (Note 1)	$133,196,702
Cash	201,588
Receivable for securities sold	733,897
Dividends and interest receivable	651,840
Prepaid insurance	2,556
Other receivables	42,987
Total assets	134,829,570
Liabilities:
Payable for securities purchased	797,746
Accrued management fee (Note 2)	12,161
Other liabilities	7,898
Total liabilities	817,805

Net Assets	$134,011,765

Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$130,552
Additional paid-in capital	114,271,047
Accumulated net investment income loss	(8,309,113)
Accumulated net realized gain from investment transactions	9,048,488
Unrealized appreciation on investments	18,870,791
Net Assets	$134,011,765
Net asset value per share ($134,011,765 ÷ 13,055,158 outstanding shares)	$10.27

Statement of Operations (unaudited)

For the Six Months Ended March 31, 2015

Investment Income (Note 1):
Interest	$85,148
Dividends	1,394,380
Total income	1,479,528
Expenses (Note 2):
Management fees	463,012
Custodian	7,800
Transfer agent	15,500
Legal fees	46,250
Audit fees	21,850
Trustees’ fees	54,375
Administrative services fees	33,742
Reports to shareholders	29,636
Insurance	15,516
Other	34,686
Total expenses	722,367
Net Investment Income	757,161
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	4,077,098
Net unrealized appreciation of investments	685,475
Net gain on investments	4,762,573
Net Increase in Net Assets Resulting from Operations	$5,519,734

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Statement of Changes in Net Assets

	Six Months Ended March 31, 2015(a)	Year Ended September 30, 2014
Operations:
Net investment income	$757,161	$1,851,887
Net realized gain on investments	4,077,098	13,837,265
Net change in unrealized appreciation on investments	685,475	(3,015,876)
Increase in net assets resulting from operations	5,519,734	12,673,276

Distributions to Shareholders:
Net investment income	(1,764,781)	(3,182,349)
Net realized gain on investments	(4,099,896)	—
Return of capital	(148,643)	—
Decrease in net assets from distributions	(6,013,320)	(3,182,349)

Capital Share Transactions (Note 3):
Value of shares issued on reinvestment of distributions	1,632,409	305,503
Cost of shares purchased	(2,394,173)	(3,343,583)
Change in net assets from capital share transactions	(761,764)	(3,038,080)

Total Increase (Decrease) in Net Assets	(1,255,350)	6,452,847
Net assets at beginning of period	135,267,115	128,814,268

Net assets at end of period (including accumulated net investment
income loss of ($8,309,113) and ($3,052,951), respectively)	$134,011,765	$135,267,115

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months
	Ended
	March 31,	Years Ended September 30,
	2015 (a)	2014	2013	2012	2011	2010
Operating Performance:
Net asset value, beginning of period	$10.29	$9.54	$8.48	$7.46	$7.95	$7.15
Net investment income	0.06	0.14	0.18	0.19	0.22	0.26
Net realized and unrealized gain (loss)	0.37	0.80	1.15	1.08	(0.46)	0.84
Total from investment operations	0.43	0.94	1.33	1.27	(0.24)	1.10
Less Distributions:
Dividends from net investment income	(0.13)	(0.24)	(0.26)	(0.25)	(0.25)	(0.30)
Distributions from net realized gains	(0.31)	—	—	—	—	—
Return of capital	(0.01)	—	—	—	—	—
Total distributions	(0.45)	(0.24)	(0.26)	(0.25)	(0.25)	(0.30)
Capital Share Transactions:
Anti-dilutive effect of share repurchases	—	0.05	— (b)	—	—	—
Dilutive effect of dividend reinvestment	—	—	(0.01)	—	— (b)	— (b)
Net asset value, end of period	$10.27	$10.29	$9.54	$8.48	$7.46	$7.95
Market value, end of period	$8.76	$8.65	$7.87	$7.35	$6.43	$7.17
Total Return (c):
Total Market Value Return (%)	6.73	13.03	10.84	18.41	(7.13)	21.90
Total Net Asset Value Return (%)	5.18	10.92	16.45	17.75	(2.82)	16.40
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$134,012	$135,267	$128,814	$114,154	$100,008	$106,233
Ratio of expenses to average net assets (%)	1.1 (d)	1.1	1.1	1.1	1.1	1.1
Ratio of net investment income to
average net assets (%)	1.1 (d)	1.3	1.9	2.3	2.6	3.5
Portfolio turnover rate (%)	18	48	48	39	47	62
____________________

(a)	Unaudited.
(b)	Amount less than $0.01.
(c)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(d)	Annualized.

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Notes to Financial Statements (unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Growth and Income Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market price using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Transfers into or out of Level 3 are valued utilizing values as of the end of the period. Transfers into Level 3 were due to a decline in market activity (e.g., frequency of trades), which resulted in a lack of available market inputs to determine price.

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Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Ellsworth Growth and Income Fund Ltd. as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock:
Consumer Discretionary	$3,187,350	$—	$—	$3,187,350
Consumer Staples	5,384,540			5,384,540
Energy	5,035,576	—	—	5,035,576
Financials	9,703,293	—	—	9,703,293
Health Care	6,192,279	—	—	6,192,279
Industrials	1,240,500			1,240,500
Information Technology	4,836,093	—	—	4,836,093
Telecommunication Services	8,064,455	—	—	8,064,455
Total Common Stock	43,644,086	—	—	43,644,086

Convertible Bonds and Notes:
Consumer Discretionary	—	7,782,747	—	7,782,747
Consumer Staples	—	751,875	—	751,875
Energy	—	1,879,846	—	1,879,846
Financials	—	4,306,878	—	4,306,878
Health Care	—	19,069,286	—	19,069,286
Industrials	—	3,828,906	—	3,828,906
Information Technology	—	25,695,858	—	25,695,858
Materials	—	268,000	—	268,000
Telecommunication Services	—	1,590,813	—	1,590,813
Total Convertible Bonds and Notes	—	65,174,209	—	65,174,209

Convertible Preferred Stock:
Consumer Discretionary	—	—	779,969	779,969
Consumer Staples	—	783,750	—	783,750
Energy	—	1,522,268	—	1,522,268
Financials	—	6,254,850	—	6,254,850
Industrials	—	1,133,800	—	1,133,800
Total Preferred Stock	—	9,694,668	779,969	10,474,637

Mandatory Convertible Securities:
Consumer Discretionary	—	688,850	—	688,850
Consumer Staples	—	969,600	—	969,600
Financials	—	2,837,625	—	2,837,625
Health Care	—	4,510,795	—	4,510,795
Industrials	—	1,230,800	—	1,230,800
Telecommunication Services	—	586,600	—	586,600
Utilities	—	3,079,500	—	3,079,500
Total Mandatory Convertible
Securities	—	13,903,770	—	13,903,770

Total Investments	$43,644,086	$88,772,647	$779,969	$133,196,702

Refer to the Fund’s Portfolio of Investments for a detailed breakdown of Common Stock, Convertible Bonds and Notes, Convertible Preferred Stock and Mandatory Convertible Securities. Transfers between levels are recognized at March 31, 2015, the end of the reporting period. The Fund recognized no transfers to or from Level 1 to Level 2.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Description	Investments in Securities
Balance as of September 30, 2014	$779,969
Proceeds from sales	—
Gain/loss	—
Change in unrealized appreciation (depreciation)	—
Net transfers in/out of Level 3	—
Balance as of March 31, 2015	$779,969

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Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2015:

Impact to
Valuation from
	Fair Value	Valuation	Unobservable	an Increase in
	March 31, 2015	Methodologies	Input (1)	Input (2)
Amerivon Holdings LLC series A	$779,969	Market	Liquidity	Increase
cv. pfd. and common equity units		Comparables/	Discount
Sum of the
Parts
Valuation/
Dividend
Analysis

(1) In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next six months. The major tax authority for the Fund is the Internal Revenue Service.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. No contingent interest income was received in the six months ended March 31, 2015.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2014 and 2013 were as follows:

	2014	2013
Ordinary income	$3,182,349	$3,480,976
Net realized gain on investments	—	—
	$3,182,349	$3,480,976

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Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

At March 31, 2015, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$22,403,901
Unrealized depreciation	(4,977,555)
Net unrealized appreciation	17,426,346
Cost for federal income tax purposes	$115,770,356

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Regulated Investment Company Modernization Act - On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act) was signed into law. The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

(i) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities but generally less than that of the underlying common stock. The market value of those securities was $13,903,770 at March 31, 2015, representing approximately 10.4% of net assets.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

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Notes to Financial Statements (continued)

NOTE 3 - PORTFOLIO ACTIVITY

At March 31, 2015, there were 13,055,158 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended March 31, 2015, 191,825 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $1,632,409.

During the six months ended March 31, 2015 the Fund purchased 277,359 capital shares in the open market at a cost of $2,394,173. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the NYSE MKT Exchange was 15.43%. During the twelve months ended September 30, 2014 the Fund purchased 405,236 capital shares in the open market at a cost of $3,343,583. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the NYSE MKT Exchange was 16.65%.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $24,015,494 and $28,033,282, respectively, for the six months ended March 31, 2015.

NOTE 4 - NEW ACCOUNTING PRONOUNCEMENT

On June 12, 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, “Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 5 - OTHER MATTERS

GT Advanced Technologies Inc. (GT) announced on October 6, 2014 that the company had filed for bankruptcy court protection under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Hampshire. GT expects the court will authorize the company to continue to conduct business as usual while it devotes renewed efforts to resolve its current issues and develops a reorganization plan. GT and Apple have reached a settlement agreement under which GT will wind down its sapphire materials production in the company’s Mesa, AZ and Salem, MA locations. The company indicated that it will exit from the market as a producer of sapphire materials and will refocus its business as an equipment supplier, manufacturing and developing sapphire growth systems and processes. In addition to these sapphire businesses, GT also has photo voltaic and poly silicon solar segments. The effect on the Fund’s net asset value on October 6, 2014 was $0.055 per share.

On November 17, 2014 the Board of Trustees of the Fund adopted a new minimum distribution policy. Pursuant to the new minimum distribution policy, the Fund anticipates making a cumulative annual distribution at a rate equal to at least 5% of the Fund’s trailing 12-month average month-end market price. This amount may be adjusted from time to time depending on current market conditions and the projected performance of the Fund. The distribution policy will be subject to regular review by the Board of Trustees. There can be no assurance that the amount of the quarterly distributions will be maintained at levels implemented under the policy or that the new distribution policy will not be discontinued or substantially modified in the future. Implementation of the new minimum distribution policy is subject to completion of any regulatory requirements.

Distributions may consist of net investment income, net realized capital gains (although capital gains distributions, if any, will only be made once per year) and/or a return of capital for federal income tax purposes. The Form 1099-DIV that your broker or agent will make available to you by the IRS mailing deadline in 2016 will specify the taxability of our distributions, and will tell you how to report these distributions for federal income tax purposes.

NOTE 6 - SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

E L L S W O R T H G R O W T H A N D I N C O M E F U N D L T D . 2 0 1 5 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2014. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital - The Board of Trustees (the “Board”) of the Fund as a whole and the independent trustees separately as a group reviewed the services provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital supervised all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities will be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; (e) take all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. with respect to portfolio securities; and (f) take, on behalf of the Fund, such other action as Dinsmore Capital deems to be necessary or appropriate in connection with the above. Based on such review, both the Board as a whole and the independent trustees separately as a group concluded that the range of services provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently has been providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital - In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board as a whole and the independent trustees separately as a group reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will continue to provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, attendance at investment seminars and visits to issuers, and the review of (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board as a whole and the independent trustees separately as a group also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund. Based on the review of these and other factors, both the Board as a whole and the independent trustees separately as a group determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2015.

The performance of the Fund relative to comparable funds - Both the Board as a whole and the independent trustees separately as a group reviewed the performance of the Fund (at net asset value) during the past one-, three-, five- and ten-year periods ended August 31, 2014 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. The Chairman pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which meant, in turn, that the comparison of such funds to the Fund was not perfect, particularly insofar as the Fund’s performance was compared with any fund which had invested heavily in equity securities since March 2009. (However, the group noted the continuing increase in Fund assets invested in common stocks in the Fund’s portfolio during the past year which has tended to make investment performance by peers to be less comparable than in prior years.) Both the Board as a whole and the independent trustees separately as a group noted that the Fund’s performance was superior to that of the Advent Claymore Convertibles Securities Fund, one of the two funds which Dinsmore Capital believed were most similar to the Fund, for all such time periods. The Board as a whole and the independent trustees separately as a group also noted that the Fund’s performance was superior to that of the Gabelli Convertible & Income Fund, the other fund which Dinsmore Capital believed was most similar to the Fund, for the one-, five-, and ten-year time periods, but that the Fund underperformed relative to such fund for the three-year time period. The Fund’s performance trailed the mean of 76 open-end convertible funds tracked by Lipper, Inc. for all time periods other than the five-year time period. However, in evaluating the Fund’s performance against that of other funds, the Board as a whole and the independent trustees separately as a group took into account the fact that many of these competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage. The Board as a whole and the independent trustees separately as a group also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. The Board as a whole and the independent trustees separately as a group found the Fund’s performance to be mixed but approximated median performance of other comparable funds and, therefore, concluded that Fund performance was satisfactory.

E L L S W O R T H G R O W T H A N D I N C O M E F U N D L T D . 2 0 1 5 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Approval of Advisory Contract (continued)

The performance of the Fund relative to indices - Both the Board as a whole and the independent trustees separately as a group also reviewed the performance of the Fund (at net asset value) during the past one-, three-, five-, and ten-year periods ended August 31, 2014 against the performance of the Bank of America Merrill Lynch All Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), the Bank of America Merrill Lynch Speculative Grade Convertible Index, the Barclays Capital Convertible Index, the Barclays Balanced Profile Index, and the S&P 500® Index. The Board as a whole and the independent trustees separately as a group noted that the Fund’s performance (on a GIPS format basis because the indices do not pay fees) was inferior to that of the VXA0 for the one-, three-, and five-year time periods, but the Fund outperformed such index for the ten-year time period. The Fund outperformed the VXA1 for the five- and ten-year time periods but underperformed such index for the one- and three-year time periods. The Fund underperformed the Speculative Grade Convertible Index for the one- and three-year time periods, but the Fund outperformed the Barclays Balanced Profile index for all available time periods. However, the Fund underperformed the Barcap US Convertible Index for all available time periods. In addition, the Fund’s performance was below that of the S&P 500® Index for all time periods owing to the extraordinary equity returns of the past five years. However, the Fund’s ten-year standard deviation was substantially less than that of the S&P 500® Index. Based on this review and taking into account all of the other factors that the Board as a whole and the independent trustees separately as a group considered in determining whether to renew the Advisory Agreement, the Board as a whole and the independent trustees separately as a group concluded that performance relative to the indices was mixed but generally satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel - Both the Board as a whole and the independent trustees separately as a group noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are extremely competent and able to carry out their responsibilities under the Advisory Agreement.

E L L S W O R T H G R O W T H A N D I N C O M E F U N D L T D . 2 0 1 5 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Approval of Advisory Contract (continued)

Overall performance of Dinsmore Capital - After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board as a whole and the independent trustees separately as a group concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies - Both the Board as a whole and the independent trustees separately as a group noted that the Fund and Bancroft Fund Ltd. (the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same. Both the Board as a whole and the independent trustees separately as a group concluded that, because the fee rates are the same for both Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Bancroft Fund Ltd.

Fees relative to those of comparable funds with other advisers - After reviewing the advisory fee rate and expense ratio for the Fund against the advisory fee rates and expense ratios for funds advised by other advisers in the Fund’s comparison group, both the Board as a whole and the independent trustees separately as a group determined that the Fund’s expense ratio was significantly lower than that of the other funds in the comparison group, and below that of most closed-end funds. Accordingly, the Board concluded that the current advisory fee rate and other Fund fees and costs were fair and reasonable.

Expense limitations and fee waivers - Both the Board as a whole and the independent trustees separately as a group noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board as a whole and the independent trustees separately as a group concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint for Fund assets of at least $100 million. Both the Board as a whole and the independent trustees separately as a group noted that the Fund’s assets were above the $100 million breakpoint. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital - Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board as a whole and the independent trustees separately as a group noted that Dinsmore Capital’s operations were at approximately break even during its most recent five fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board as a whole and the independent trustees separately as a group concluded that the profit being earned by Dinsmore Capital under the Advisory Agreement was fair and reasonable and not excessive.

E L L S W O R T H G R O W T H A N D I N C O M E F U N D L T D . 2 0 1 5 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Approval of Advisory Contract (continued)

Dinsmore Capital’s financial soundness in light of the Fund’s needs - Both the Board as a whole and the independent trustees separately as a group considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that after reviewing the materials submitted by the Adviser, Dinsmore Capital had the financial ability to continue to provide the required level of services to the Fund under the Advisory Agreement.

Benefits of soft dollars to Dinsmore Capital - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund and for Bancroft Fund Ltd. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital - In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board as a whole and the independent trustees separately as a group also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends - Both the Board as a whole and the independent trustees separately as a group considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board as a whole and the independent trustees separately as a group concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

E L L S W O R T H G R O W T H A N D I N C O M E F U N D L T D . 2 0 1 5 S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Miscellaneous Notes

Results of the 2015 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 9, 2015. The results of the shareholder vote were:

1.	All persons nominated were elected.

Terms expiring in 2018	Shares voted for	Shares withheld
Kinchen C. Bizzell	10,888,899	1,088,961
Jane D. O’Keeffe	10,846,934	1,130,926

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 11,285,350 shares voted for, 540,933 shares voted against and 151,577 shares abstained.

3.	The shareholder proposal that would request that the Board of Trustees begin the process of amending the Declaration of Trust did not pass, as 1,920,738 shares voted for, 4,435,195 shares voted against, 213,236 shares abstained and 5,408,691 shares were broker non-votes.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about our shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in their name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about our shareholders is restricted to our employees and service providers who need that information in order to provide services to them. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the annual and semi-annual reports that the Fund delivers to shareholders and makes available through its public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. The Fund does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees
Kinchen C. Bizzell, cfa
Elizabeth C. Bogan, Ph.D.
Thomas H. Dinsmore, cfa
Daniel D. Harding, cfa
Jane D. O’Keeffe
Nicolas W. Platt

Officers
Thomas H. Dinsmore, cfa
Chairman of the Board
       and Chief Executive Officer

James A. Dinsmore, cfa
President

Jane D. O’Keeffe
Executive Vice President

Gary I. Levine
Executive Vice President, Chief Financial Officer
       and Secretary

H. Tucker Lake, Jr.
Vice President

Germaine M. Ortiz
Vice President

Mercedes A. Pierre
Vice President and Chief Compliance Officer

Judith M. Dougherty
Assistant Vice President and Assistant Secretary

Joann Venezia
Assistant Vice President

Internet
www.ellsworthfund.com
email: info@ellsworthfund.com

Shareholder Services and Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(888) 888-0314
www.amstock.com

Investment Adviser
Dinsmore Capital Management Co.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
(973) 631-1177

Custodian of Securities
Brown Brothers Harriman & Co.

Beneficial Share Listing
NYSE MKT Symbol: ECF

NASDAQ Symbol for the Net Asset Value:
XXECFXX

Legal Counsel
Ballard Spahr LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

ELLSWORTH GROWTH AND INCOME FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of March 31, 2015 is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to this semi-annual report.

(b) There has been no change as of the date of filing in any of the portfolio managers identified in Ellsworth Growth and Income Fund Ltd.’s (the “Fund”) most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, the following purchases were made by or on behalf of the Fund as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l):

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs*	(d) Maximum number of shares that may yet be purchased under the plans or programs*
December 1 through
December 31, 2014	38,687	$8.56	38,687	881,161
January 1 through
January 31, 2015	102,909	$8.54	102,909	778,252
February 1 through
February 28, 2015	70,375	$8.68	70,375	707,877
March 1 through
March 31, 2015	65,388	$8.76	65,388	642,489
Total	277,359	$8.63	277,359

*On November 19, 2014, the Board of Trustees approved a 3% share repurchase plan (the “Repurchase Plan”). On December 18, 2014 the Repurchase Plan was increased to 7%. Under the Repurchase Plan, the Fund may purchase, in the open market, up to 7% of its outstanding shares (up to 919,848 shares, based on shares of beneficial interest outstanding as of November 19, 2014).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 29, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of May 29, 2015, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Growth and Income Fund Ltd.

By:     /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: May 29, 2015

By:     /s/ Gary I. Levine
Gary I. Levine
Chief Financial Officer
(Principal Financial Officer)

Date: May 29, 2015